     As filed with the Securities and Exchange Commission on January 19, 1996.



                                     SCHEDULE 14A
                                    (RULE 14a-101)

                        INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

                                 (Amendment No. ____)



     Filed by the registrant  / X /


     Check the appropriate box:


     /   /  Preliminary proxy statement


     /   /  Definitive proxy statement


     / X /  Definitive additional material


                     CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                   ------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)



                     CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                     --------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)


 Payment of filing fee (Check the appropriate box):


     / X /   Fee paid previously with preliminary materials.

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                               140 GARDEN STREET
                          HARTFORD, CONNECTICUT 06154
      -------------------------------------------------------------------
                                 SUPPLEMENT TO
                    PROXY MATERIALS DATED DECEMBER 18, 1995
                               (THE "SUPPLEMENT")
      -------------------------------------------------------------------

    THE FOLLOWING SUPPLEMENTS THE ENCLOSED LETTER TO FELLOW SHAREHOLDERS, NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING AND PROXY STATEMENT, EACH DATED DECEMBER 18, 1995 (COLLECTIVELY, THE "PROXY MATERIALS"). CAPITALIZED TERMS USED IN THE SUPPLEMENT HAVE THE SAME MEANINGS ATTRIBUTED TO THEM IN THE PROXY MATERIALS UNLESS INDICATED TO THE CONTRARY IN THE SUPPLEMENT.

NEW MEETING DATE

    A SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING OF THE SHAREHOLDERS OF CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC. (THE "COMPANY") WILL BE HELD AT CONNECTICUT MUTUAL LIFE INSURANCE COMPANY, 878 MAIN STREET (10 STATE HOUSE SQUARE), HARTFORD, CONNECTICUT, ON WEDNESDAY, FEBRUARY 14, 1996 AT 2:00 P.M. EASTERN TIME.

THE OPPENHEIMER ENTITIES

    Since the date  of the Proxy  Materials, Oppenheimer Management  Corporation
has changed its name to OppenheimerFunds, Inc., Oppenheimer Shareholder Services, a division of Oppenheimer Management Corporation, has changed its name to OppenheimerFunds Services and Oppenheimer Funds Distributor, Inc. has changed its name to OppenheimerFunds Distributor, Inc. All references included in the Proxy Materials should be read as if to reference the entities by their new names. As of December 31, 1995, Oppenheimer (including a subsidiary) had in excess of $40 billion in assets under management.

ADDITIONAL FINANCIAL INFORMATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)
ADVISORY FEES (NOT APPLICABLE TO THE MUNICIPAL ACCOUNTS)
(PROXY STATEMENT, PAGE 15)

    During the Accounts' fiscal year ended December 31, 1995, each Account paid advisory fees to G.R. Phelps as follows:

ACCOUNT                                               AMOUNT OF ADVISORY FEE
------------------------------------------  ------------------------------------------
Liquid Account............................  $    349,609  (0.50% of the Account's
                                                          average daily net assets)
Income Account............................  $    274,057  (0.625% of the Account's
                                                          average daily net assets)

ACCOUNT                                               AMOUNT OF ADVISORY FEE
------------------------------------------  ------------------------------------------
Government Securities Account.............  $    342,325  (0.625% of the Account's
                                                          average daily net assets)
Total Return Account......................  $  1,251,666  (0.625% of the Account's
                                                          average daily net assets)
Growth Account............................  $    613,378  (0.625% of the Account's
                                                          average daily net assets)
Capital Appreciation......................  $    166,212  (0.85%* of the Account's
                                                          average daily net assets)
Balanced Account..........................  $    214,011  (0.85%* of the Account's
                                                          average daily net assets)
Diversified Income Account................  $    111,599  (0.75%* of the Account's
                                                          average daily net assets)

------------------------
* Annualized.

SUBADVISORY FEES (APPLICABLE ONLY TO THE LIFESPAN ACCOUNTS)
(PROXY STATEMENT, PAGE 16)

    During the LifeSpan Accounts' fiscal year ended December 31, 1995, G.R. Phelps paid subadvisory fees to the subadvisers as follows:

SUBADVISER                                       AMOUNT OF SUBADVISORY FEE
------------------------------------  ------------------------------------------------
BEA Associates ("BEA")                $  34,923  (0.45%* of the combined average
                                                 daily net assets of the LifeSpan
                                                 Accounts subadvised by BEA)
Pilgrim, Baxter & Associates Ltd.     $  51,015  (0.60%* of the combined average
 ("Pilgrim")                                     daily net assets of the LifeSpan
                                                 Accounts subadvised by Pilgrim)
Scudder, Stevens & Clark, Inc.        $  55,900  (0.75%* of the combined average
 ("Scudder")                                     daily net assets of the LifeSpan
                                                 Accounts subadvised by Scudder)

------------------------
* Annualized.

RULE 12B-1 FEES
(PROXY STATEMENT, PAGE 29)

    During the fiscal year ended December 31, 1995, each Account other than the Municipal Accounts paid the following amounts pursuant to the Current Plans:

                                                               CLASS A       CLASS B
ACCOUNT NAME                                                  12B-1 FEES   12B-1 FEES
------------------------------------------------------------  ----------  -------------
Liquid Account..............................................  $        0           N/A
Government Securities Account...............................           0    $      75
Income Account..............................................           0          112

                                                               CLASS A       CLASS B
ACCOUNT NAME                                                  12B-1 FEES   12B-1 FEES
------------------------------------------------------------  ----------  -------------
Total Return Account........................................  $  348,698    $     917
Growth Account..............................................     176,158          742
Capital Appreciation Account................................      48,745          563
Balanced Account............................................      62,792          608
Diversified Income Account..................................      37,134          264

    During the fiscal year ended September 30, 1995, no amounts were paid by the Municipal Accounts pursuant to the Current Plans. Each Current Plan was reviewed during the Account's most recent fiscal year by the Board of Directors on September 26, 1995.

REMUNERATION OF DIRECTORS (PROXY STATEMENT, PAGE 36)

                                                PENSION OR
                                                RETIREMENT     ESTIMATED       TOTAL
                                 AGGREGATE       BENEFITS       ANNUAL     COMPENSATION
                               COMPENSATION     ACCRUED AS      BENEFIT    FROM COMPANY
                                 FROM THE      PART OF FUND      UPON       AND COMPANY
NAME OF PERSON                   COMPANY*        EXPENSES     RETIREMENT     COMPLEX**
----------------------------  ---------------  -------------  -----------  -------------
Richard H. Ayers............     $   6,750            None          None     $  13,500
David E.A. Carson...........         7,250            None          None        14,500
Richard W. Greene...........         8,250            None          None        16,500
Beverly L. Hamilton.........         7,000            None          None        14,000
Donald H. Pond, Jr..........          None            None          None          None
David E. Sams, Jr...........          None            None          None          None

------------------------------
 * As of September 30, 1995 for all Municipal Accounts and as of December 31, 1995 for all Accounts except the Municipal Accounts.
** For the twelve months ended December 31, 1995, includes 22 series of two investment companies.

    During the fiscal year ended December 31, 1995, the Board of Directors held seven meetings, the Board of Directors' audit committee held two meetings and the Board of Directors' nominating committee met once. Each Director attended at least 75% of the meetings of the Board of Directors and the meetings held by the committee of the Board on which such Directors served during the last fiscal year.

COMPARATIVE FEE TABLE (NOT APPLICABLE TO THE MUNICIPAL ACCOUNTS)

    Set forth below is a comparative fee table showing the amount of fees and expenses paid by the Accounts during the current fiscal year and the amount of fees and expenses the Accounts would have paid if the Proposals in the Proxy Statement had been approved by shareholders and had been in effect during the current fiscal year.

                                    CURRENT

    The following table sets forth the Shareholder Transaction Expenses and estimated Annual Operating Expenses for each Account for the current fiscal year.

                                                                GOVERNMENT
                                               INCOME           SECURITIES       TOTAL RETURN         GROWTH
                                               ACCOUNT            ACCOUNT           ACCOUNT           ACCOUNT
                                          -----------------   ---------------   ---------------   ---------------
                                LIQUID     CLASS     CLASS     CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                ACCOUNT      A         B         A        B        A        B        A        B
                                -------   -------   -------   -------   -----   -------   -----   -------   -----
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  None      4.00%     None      4.00%     None    5.00%     None    5.00%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(1)   None(2)   5.00%     None(2)   5.00%   None(2)   5.00%   None(2)   5.00%
Exchange Fee (3)..............  None      None      None      None      None    None      None    None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .50%     .625%     .625%     .625%     .625%   .625%     .625%   .625%     .625%
12b-1 Fees (net of expense
 limits, if any)..............   .00(4)    .00(5)   1.00       .00(5)   1.00     .25      1.00     .25      1.00
Other Expenses (net of expense
 limits, if any)..............   .46       .00(6)    .00(6)   .355      .355    .295      .295    .345      .345
                                -------   -------   -------   -------   -----   -------   -----   -------   -----
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....   .96%     .625%     1.625%     .98%     1.98%   1.17%     1.92%   1.22%     1.97%
                                -------   -------   -------   -------   -----   -------   -----   -------   -----
                                -------   -------   -------   -------   -----   -------   -----   -------   -----

                                     CAPITAL                               DIVERSIFIED
                                  APPRECIATION          BALANCED             INCOME
                                     ACCOUNT             ACCOUNT             ACCOUNT
                                -----------------   -----------------   -----------------
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                   A         B         A         B         A         B
                                -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  5.00%     None      5.00%     None      5.00%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(2)   5.00%     None(2)   5.00%     None(2)   5.00%
Exchange Fee (3)..............  None      None      None      None      None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .85%      .85%      .85%      .85%      .75%      .75%
12b-1 Fees (net of expense
 limits, if any)..............   .25      1.00       .25      1.00       .25      1.00
Other Expenses (net of expense
 limits, if any)..............   .50       .50       .50       .50       .50       .50
                                -------   -------   -------   -------   -------   -------
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....  1.50%     2.25%     1.50%     2.25%     1.50%     2.25%
                                -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------

----------------------------------------
(1) Shares of the Liquid Account acquired by exchange from Class A or Class B shares of any other Account which are subject to a CDSC will be subject to a CDSC if redeemed. The CDSC will be at a rate equal to the CDSC rate on the original shares when exchanged.
(2) Purchases of $500,000 or more are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 12 months after the calendar month of purchase.
(3) All exchanges in excess of 12 exchanges in a 12-month period are subject to an exchange fee of .75% of the net asset value of the shares redeemed.
(4) During the fiscal year ended December 31, 1995, the Liquid Account's distributor agreed not to impose any reimbursement to which it would otherwise have been entitled pursuant to Liquid Account's Rule 12b-1 distribution plan. Absent such an agreement, the Liquid Account would have incurred distribution expenses pursuant to its Rule 12b-1 Plan of .10% of the average daily net assets of the Account and total annual operating expenses would have been 1.06% of such assets. The Liquid Account may pay, in 1996, a portion of the maximum amount payable annually under the Rule 12b-1 plan, which is .10% of the average daily net assets of the Account.
(5) CMFS has temporarily agreed not to impose any fees to which it would otherwise be entitled under the Class A Rule 12b-1 plans for Income Account and Government Securities Account for the current fiscal year. In the absence of such agreements by CMFS, the Class A Rule 12b-1 fees of each such Account would have been .25% of the average daily net assets of the Account attributable to its Class A shares and the total annual operating expenses of Class A shares of Income Account and Government Securities Account would have been 1.19% and 1.23%, respectively.
(6) Until December 31, 1996, CMFS has temporarily agreed to limit the other expenses (not including Rule 12b-1 fees and other class-specific expenses) related to the Income Account. In the absence of such an agreement, the estimated expenses related to Class A shares and Class B shares would be .315% and .315%, respectively; and estimated total annual operating expenses of the Account related to Class A shares and Class B shares for the current fiscal year would be 1.19% and 1.94%, respectively.

    EXAMPLE: Assuming that an Account's annual return is 5% and that its operating expenses are exactly as described above, if you closed your account after the number of years indicated below, for every $1,000 invested, your investment would bear the following amounts in total expenses:

                                 GOVERNMENT    TOTAL                CAPITAL                 DIVERSIFIED
                       INCOME    SECURITIES   RETURN    GROWTH    APPRECIATION   BALANCED     INCOME
                      ACCOUNT     ACCOUNT     ACCOUNT   ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                      --------   ----------   -------   -------   ------------   --------   -----------
CLASS A SHARES
  After 1 year......    $ 46        $ 50       $ 61      $ 62         $65          $65          $65
  After 3 years.....      71          74         85        87          96           96           95
  After 5 years.....      98         100        111       114       N/A           N/A         N/A
  After 10 years....     174         174        185       190         N/A          N/A          N/A
CLASS B SHARES
ASSUMING COMPLETE REDEMPTION AT END OF
 PERIOD
  After 1 year......    $ 67        $ 70       $ 70      $ 70         $73          $73          $73
  After 3 years.....      98         102        100       102         110          110          110
  After 5 years.....     122         127        124       126         N/A          N/A          N/A
  After 10 years....     204         211        205       210         N/A          N/A          N/A
ASSUMING NO
 REDEMPTION
  After 1 year......    $ 17        $ 20       $ 20      $ 20         $23          $23          $23
  After 3 years.....      58          62         60        62          70           70           70
  After 5 years.....     102         107        104       106         N/A          N/A          N/A
  After 10 years....     204         211        205       210         N/A          N/A          N/A
WITH RESPECT TO THE LIQUID ACCOUNT:

                       LIQUID
                      ACCOUNT
                      --------
  After 1 year......    $ 10
  After 3 years.....      31
  After 5 years.....      53
  After 10 years....     118

    THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                   PRO FORMA

    The following table sets forth the Shareholder Transaction Expenses and estimated Annual Operating Expenses for each Account for the current fiscal year as if the Proposals in this Proxy Statement had been approved by shareholders and had been in effect upon consummation of the Merger.

                                                              GOVERNMENT
                                                              SECURITIES       TOTAL RETURN
                                          INCOME ACCOUNT        ACCOUNT           ACCOUNT       GROWTH ACCOUNT
                                          ---------------   ---------------   ---------------   ---------------
                                LIQUID     CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                ACCOUNT      A        B        A        B        A        B        A        B
                                -------   -------   -----   -------   -----   -------   -----   -------   -----
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  None      4.75%     None    4.75%     None    5.75%     None    5.75%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(1)   None(2)   5.00%   None(2)   5.00%   None(2)   5.00%   None(2)   5.00%
Exchange Fee..................  None      None      None    None      None    None      None    None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .50%     .625%     .625%   .625%     .625%   .625%     .625%   .625%     .625%
12b-1 Fees....................   .10       .25      1.00     .25      1.00     .25      1.00     .25      1.00
Other Expenses................   .46      .315      .315    .355      .355    .295      .295    .345      .345
                                -------   -------   -----   -------   -----   -------   -----   -------   -----
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....  1.06%     1.19%     1.94%   1.23%     1.98%   1.17%     1.92%   1.22%     1.97%
                                -------   -------   -----   -------   -----   -------   -----   -------   -----
                                -------   -------   -----   -------   -----   -------   -----   -------   -----


                                    CAPITAL
                                 APPRECIATION        BALANCED         DIVERSIFIED
                                    ACCOUNT           ACCOUNT       INCOME ACCOUNT
                                ---------------   ---------------   ---------------
                                 CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                   A        B        A        B        A        B
                                -------   -----   -------   -----   -------   -----
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............  5.75%     None    5.75%     None    5.75%     None
Deferred Sales Load (as a
 percentage of original
 purchase price or redemption
 proceeds, as applicable).....  None(2)   5.00%   None(2)   5.00%   None(2)   5.00%
Exchange Fee..................  None      None    None      None    None      None
ANNUAL OPERATING EXPENSES OF
 EACH ACCOUNT
 (as a percentage of average
 net assets)
Management Fees...............   .85%      .85%    .85%      .85%    .75%      .75%
12b-1 Fees....................   .25      1.00     .25      1.00     .25      1.00
Other Expenses................   .45       .45     .45       .45     .50       .50
                                -------   -----   -------   -----   -------   -----
TOTAL ANNUAL OPERATING
 EXPENSES OF EACH ACCOUNT.....  1.55%     2.30%   1.55%     2.30%   1.50%     2.25%
                                -------   -----   -------   -----   -------   -----
                                -------   -----   -------   -----   -------   -----

----------------------------------
(1) Shares of the Liquid Account acquired by exchange from Class A or Class B shares of any other Account which are subject to a CDSC will be subject to a CDSC if redeemed. The CDSC will be at a rate equal to the CDSC rate on the original shares when exchanged.
(2) Upon consummation of the Merger, purchases of $1,000,000 or more will not be subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 18 months after the calendar month of purchase. There will be no change in the sales charges imposed on shareholders of the Account who purchased shares prior to the Merger.

    EXAMPLE: Assuming that an Account's (other than the Liquid Account's) annual return is 5% and that its operating expenses are exactly as described above under pro forma expenses, if you closed your account after the number of years indicated below, for every $1,000 invested, your investment would bear the following amounts in total expenses:

                                                             GOVERNMENT    TOTAL                CAPITAL                 DIVERSIFIED
                                                   INCOME    SECURITIES   RETURN    GROWTH    APPRECIATION   BALANCED     INCOME
                                                  ACCOUNT     ACCOUNT     ACCOUNT   ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                                                  --------   ----------   -------   -------   ------------   --------   -----------
CLASS A SHARES
  After 1 year..................................    $ 59        $ 59       $ 69      $ 69         $72          $72          $72
  After 3 years.................................      83          85         93        94         104          104          103
  After 5 years.................................     110         112        118       121       N/A           N/A         N/A
  After 10 years................................     185         189        191       197       N/A           N/A         N/A
CLASS B SHARES
ASSUMING COMPLETE REDEMPTION AT END OF PERIOD
  After 1 year..................................    $ 70        $ 70       $ 70      $ 70         $73          $73          $73
  After 3 years.................................     101         102        100       102         112          112          110
  After 5 years.................................     125         127        124       126         N/A          N/A          N/A
  After 10 years................................     207         211        205       210         N/A          N/A          N/A
ASSUMING NO REDEMPTION
  After 1 year..................................    $ 20        $ 20       $ 20      $ 20         $23          $23          $23
  After 3 years.................................      61          62         60        62          72           72           70
  After 5 years.................................     105         107        104       106         N/A          N/A          N/A
  After 10 years................................     207         211        205       210         N/A          N/A          N/A
WITH RESPECT TO THE LIQUID ACCOUNT:

                                                 LIQUID
                                                ACCOUNT
                                                --------
  After 1 year................................      11
  After 3 years...............................      34
  After 5 years...............................      58
  After 10 years..............................     129

    THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER UPDATING INFORMATION

    THE INFORMATION SET FORTH UNDER THE CAPTION "EFFECT OF THE ELIMINATION OF THE CONTRACTUAL AND CERTAIN VOLUNTARY EXPENSE LIMITATIONS" ON PAGES 11-13 OF THE PROXY STATEMENT IS SUPPLEMENTED AS FOLLOWS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 (NOT APPLICABLE TO THE MUNICIPAL ACCOUNTS):

    Independent of the Existing Advisory Agreement, G.R. Phelps and CMFS, the principal underwriter for each Account, have voluntarily agreed for the current fiscal year to limit the 12b-1 fees applicable to Class A shares of the Government Securities Account and Class A shares of the Income Account to 0.00% and to limit other expenses (not including management fees and Rule 12b-1 fees or other class-related expenses) related to the Income Account's Class A and Class B shares to 0.00% of the Account's average net assets. G.R. Phelps is required by the Existing Advisory Agreement to limit or reimburse the Liquid Account's expenses for the current fiscal year to 1.00% of the Account's average net assets.

PAGES 34-37 OF THE PROXY STATEMENT ARE SUPPLEMENTED AS FOLLOWS:

    Russell S. Reynolds, Jr. and Clayton K. Yeutter, nominees for election as Directors of the Company, are 64 and 65 years of age, respectively.

    After the close of the Transition Period, it is anticipated that Oppenheimer will propose to the Directors that Bridget A. Macaskill be elected President of the Company. Information about Ms. Macaskill is provided in the table of nominees on page 33 of the Proxy Statement.

    The cost of the proxy solicitation related to this Supplement and the Proxy Materials, including out-of-pocket expenses, is expected to be approximately $149,370 and will be borne by G.R. Phelps.
                            ------------------------

    If you have any questions, please call your Customer Service Representative at 1-800-461-3743, Monday through Friday between 8:00 a.m. and 5:00 p.m. Eastern Time.

Hartford, Connecticut
January 19, 1996

                      VOTE THIS VOTING INSTRUCTION CARD TODAY!



         [ACCOUNT NAME]                          THIS PROXY IS SOLICITED ON
                                                 BEHALF OF THE BOARD OF
                                                 DIRECTORS




         PROXY                                                       PROXY

                    CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                                  140 GARDEN STREET
                            HARTFORD, CONNECTICUT  06154
                         SPECIAL MEETING OF SHAREHOLDERS --
                                  FEBRUARY 14, 1996



              The undersigned hereby appoints David E. Sams, Jr., Donald H. Pond, Jr., Ann F. Lomeli and Michael A. Chong, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of the above-referenced account (the "Account") which the undersigned is entitled to vote at a Special Meeting of Shareholders of Connecticut Mutual Investment Accounts, Inc. (the "Company") to be held at the offices of Connecticut Mutual Life Insurance Company located at 878 Main
         Street (10 State House Square), Hartford, Connecticut, on Wednesday, February 14, 1996 at 2:00 p.m. Eastern Time and any adjournments thereof.


              By signing and dating this proxy form, you authorize the above proxies to vote your shares of the Account only with respect to the following proposals set forth on the reverse side of this card (which are numbered to correspond to the numbering of proposals contained in the Proxy Statement):

                  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                        Date:____________________________________

                        PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                        ______________________________

                        ______________________________
                        Signature(s) of Shareholder(s)

                      VOTE THIS VOTING INSTRUCTION CARD TODAY!



         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(a), 2(b), 2(c), 3 and 5 and FOR THE NOMINEES IN PROPOSAL 4.


         Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


         1. FOR EACH ACCOUNT (OTHER THAN THE MUNICIPAL ACCOUNTS) VOTING SEPARATELY AND, WHERE REQUIRED, FOR EACH ACCOUNT'S CLASS A AND CLASS B SHAREHOLDERS VOTING SEPARATELY. To approve the terms of new investment advisory agreements between the Company, on behalf of each Account, and OppenheimerFunds, Inc. ("Oppenheimer"), the proposed investment adviser to the Account.


         FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

         2(a). FOR LIFESPAN CAPITAL APPRECIATION ACCOUNT AND LIFESPAN BALANCED ACCOUNT VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and Pilgrim, Baxter & Associates, Ltd. with respect to each of the LifeSpan Capital Appreciation Account and LifeSpan Balanced Account.


         FOR  /   /          AGAINST  /   /           ABSTAIN  /   /


         2(b). FOR LIFESPAN CAPITAL APPRECIATION ACCOUNT, LIFESPAN BALANCED ACCOUNT AND LIFESPAN DIVERSIFIED INCOME ACCOUNT VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and BEA Associates with respect to each of the LifeSpan Capital Appreciation Account, LifeSpan Balanced Account and LifeSpan Diversified Income Account.


         FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

         2(c). FOR LIFESPAN CAPITAL APPRECIATION ACCOUNT AND LIFESPAN BALANCED ACCOUNT VOTING SEPARATELY. To approve the terms of new investment subadvisory agreements between Oppenheimer and Babson-Stewart Ivory International with respect to each of the LifeSpan Capital Appreciation Account and LifeSpan Balanced Account.


         FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

         3. FOR EACH ACCOUNT (OTHER THAN LIQUID ACCOUNT) VOTING SEPARATELY AND, WHERE AN ACCOUNT HAS MORE THAN ONCE CLASS OF SHARES, FOR EACH CLASS OF THE ACCOUNT VOTING SEPARATELY. To approve the new distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Account, and, where an Account has more than one Class of shares, for each Class of shares of the Account, to make the plans consistent with those of other funds advised by Oppenheimer.


         FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

         4. FOR ALL ACCOUNTS VOTING TOGETHER. To elect twelve (12) Directors to the Company's Board of Directors to serve until their successors have been duly elected and qualified. The nominees are Leon Levy, Robert G. Galli, Benjamin Lipstein, Bridget A. Macaskill, Elizabeth B. Moynihan, Kenneth A. Randall, Edward B. Regan, Russell S. Reynolds, Jr., Sidney M. Robbins, Donald W. Spiro, Pauline Trigere and Clayton K. Yeutter.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.)

         FOR all nominees       VOTE WITHHELD for      FOR all nominees
         named at left.         all the nominees       named at left,
                                named at left.         except as indicated.

              /   /                   /   /                  /   /

         5. FOR ALL ACCOUNTS VOTING TOGETHER. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants.

         FOR  /   /          AGAINST  /   /           ABSTAIN  /   /

              In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                                      -4-